UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2018

GEX MANAGEMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-38288	56-2428818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 N. Central Expressway, Suite 825 Dallas, Texas 75243
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(877) 210-4396
N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company [X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.. [ ]

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Item 1.01	Entry into a Material Definitive Agreement.

Effective as of September 28, 2018 (the “Effective Date”), GEX Management, Inc., a Texas corporation (the “Company”), consummated a real property purchase and sale transaction (the “Property Purchase Transaction”) with Setco International Forwarding Corporation, a Texas corporation (“Setco”), pursuant to which the Company purchased a 16.84 acre tract of land from Setco, located at 13000 S. Lyndon B. Johnson Freeway in Dallas, Texas (the “Property”), for an aggregate purchase price of $11,000,000 (the “Purchase Price”), paid as follows:

  $1,125,000, by the Company’s execution and delivery of a Real Estate Lien Note made to Setco (the “September 2018 Note”);
  $4,875,000, by the Company’s issuance to Setco of 15,000,000 shares of the Company’s common stock (the “Shares”) (valued at $0.325 per share); and
  $5,000,000, by the Company’s transfer to Setco of the Company’s 51% ownership interest in Payroll Express, LLC, a California limited liability (“Payroll Express”).

In connection with the Property Purchase Transaction, the Company had previously deposited with Setco an earnest money escrow payment of $25,000 (“Escrow Deposit”). At the closing of the Property Purchase Transaction, (a) the Company paid real estate taxes due for the Property of approximately $784, and (b) approximately $7,559 of fees were applied to the Escrow Deposit. As a result, Setco owes the Company approximately $18,225.

The September 2018 Note has a principal balance of $1,125,000 (in this case, the “Principal Amount”), and a stated maturity date of October 5, 2018 (in this case, the “Maturity Date”). The Principal Amount of the September 2018 Note bears interest at a rate of 18% per annum (in this case, the “Interest”), which is also payable on the Maturity Date. The Company’s obligations to repay amounts due under the September 2018 Note are secured by the Property, and the Company has executed a Deed of Trust for the Property, with Setco as the beneficiary. In addition, 10 days after the Company fails to make any payment due under the September 2018 Note, if such payment has still not been made, a late fee of 5% will be assessed.

In connection with the transfer of the Company’s ownership interest in Payroll Express to Setco, the Company and Setco entered into a Membership Interest Purchase Agreement, dated as of the effective Date (“Purchase Agreement”). Pursuant to the Purchase Agreement, the Company sold, assigned, transferred and delivered to Setco the Company’s 51% membership interest in Payroll Express as payment of $5,000,000 of the Purchase Price for the Property.

The foregoing summaries of the September 2018 Note and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the September 2018 Note and the Purchase Agreement, copies of which are filed as Exhibits 4.1 and 10.1 to this Current Report on Form 8-K (the “Report”), respectively, and incorporated herein by reference.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

September 2018 Note

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

In connection with the Property Purchase Transaction, the Company executed and delivered to Setco the September 2018 Note, in the Principal Amount of $1,125,000.

October 2018 Note

On October 10, 2018, the Company reached an oral agreement with Setco, pursuant to which Setco would loan the Company $4,875,000. In consideration for this loan, the Company executed and delivered a Promissory Note to Setco (the “October 2018 Note”) in the principal amount of $4,875,000 (in this case, the “Principal Amount”). The October 2018 Note has a stated maturity date of April 10, 2019 (in this case, the “Maturity Date”). The Principal Amount of the October 2018 Note bears interest at a rate of 15% per annum (in this case, the “Interest”), which is also payable on the Maturity Date. Upon the Company’s failure to make payments when due under the October 2018 Note, the rate of Interest will increase to 18% per annum. The Company’s obligations to repay amounts due under the October 2018 Note are secured by the Property, and the Company has executed a Deed of Trust for the Property, with Setco as the beneficiary. Upon the occurrence of an event of default under the October 2018 Note, Setco may declare the unpaid Principal Amount, earned Interest, and any other amounts owed immediately due, and may exercise all other rights and remedies available at law or in equity.

Although the Company has executed and delivered the October 2018 Note to Setco, and Setco has put a lien on the Property to secure the Company’s obligations to repay amounts due under the October 2018 Note, Setco has not yet delivered any funds to the Company. While the Company continues to negotiate with Setco to receive this necessary funding, there can be no assurance that Setco will deliver the funds to the Company on a timely basis, or at all. The Company has been actively seeking sources of equity or debt financing in order to support the Company’s operations, as it currently does not have sufficient cash to meet its operating needs. If Setco does not provide funds to the Company, or if other adequate funds are not available on acceptable terms, or at all, the Company will need to curtail operations, or cease operations completely.

The foregoing summary of the October 2018 Note does not purport to be complete and is qualified in its entirety by reference to the October 2018 Note, a copy of which is filed as Exhibit 4.2 to this Report and incorporated herein by reference.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Reference is made to the disclosure set forth under Item 1.01 and 2.03 above, which disclosure is incorporated herein by reference.

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The Company failed to pay Setco the Principal Amount and accrued and unpaid Interest due under the September 2018 Note on the stated Maturity Date and, therefore, is in default under the September 2018 Note. The Company’s obligations to repay amounts due under the September 2018 Note are secured by the Property, and the Company has executed and delivered the September 2018 Deed of Trust, with Setco as the beneficiary. Pursuant to the September 2018 Note, 10 days after the Company fails to make any payment due under the September 2018 Note, if such payment has still not been made, a late fee of 5% will be assessed.

Item 3.02.	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above and 5.02 below, which disclosure is incorporated herein by reference.

In connection with the Property Purchase Transaction, the Company issued the 15,000,000 Shares to Setco, as payment of $4,875,000 of the Purchase Price for the Property.

In connection with his appointment as an officer and director of the Company, the Company issued Srikumar Vanamali the Vanamali Stock Options (as defined in Item 5.02 below).

In connection with his appointment as an officer and director of the Company, the Company issued Shaheed Bailey the Bailey Stock Options (as defined in Item 5.02 below).

The issuance of the Shares in connection with the Property Purchase Transaction, and the issuances of the Vanamali Stock Options to Mr. Vanamali and the Bailey Stock Options to Mr. Bailey in connection with their respective appointments as an officers and directors of the Company, are exempt from registration under Section 4(a)(2) and/or Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under of the Securities Act of 1933, as amended (the Securities Act”), as transactions by an issuer not involving any public offering.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 1.01 and 3.02 above, which disclosure is incorporated herein by reference.

In connection with the Property Purchase Transaction, the Company issued 15,000,000 Shares to Setco, as payment of $4,875,000 of the Purchase Price for the Property. As a result, the Company now has 27,486,070 shares of common stock issued and outstanding, with Setco owning approximately 54.6% of the Company’s common equity.

Except as described in this Report, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Board of Directors of the Company (the “Board”) and, to the Company’s knowledge, no other arrangements exist that might result in a change of control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Carl Dorvil

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On October 15, 2018, Carl Dorvil resigned as Chief Executive Officer of the Company. In connection with his resignation, Mr. Dorvil relinquished his role as “Principal Executive Officer” of the Company for SEC reporting purposes. Mr. Dorvil also resigned as the Company’s Chairman of the Board of Directors as of such date. Mr. Dorvil’s resignation was for personal reasons and was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In connection with Mr. Dorvil’s resignation, his Employment Agreement with the Company, dated June 26, 2017, was deemed to be terminated.

In connection with his resignation, on October 15, 2018, the Company entered into a Separation Letter and General Release Agreement with Mr. Dorvil (the “Dorvil Separation Agreement”), pursuant to which the Company agreed to pay Mr. Dorvil severance pay of three (3) months’ salary, in the aggregate amount of $37,500 (less standard withholding and applicable deductions), in consideration for his general release of the Company and certain related parties from any claims he may have against them. The severance payment is payable within 14 days from the date of Mr. Dorvil’s execution of the Dorvil Separation Agreement. The Company also agreed to reimburse Mr. Dorvil for all unreimbursed travel and business expenses to which Mr. Dorvil is entitled. The Dorvil Separation Agreement also contains standard provisions related to confidentiality and non-disparagement.

Resignation of Dario Saintus

On October 15, 2018, Dario Saintus resigned as Interim Chief Financial Officer of the Company. In connection with his resignation, Mr. Saintus relinquished his role as “Principal Accounting Officer” of the Company for SEC reporting purposes. Mr. Saintus also resigned as member of the Company’s Board as of such date. Mr. Saintus’s resignation was for personal reasons and was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In connection with Mr. Saintus’s resignation, his Employment Agreement with the Company, dated May 4, 2018, was deemed to be terminated.

In connection with his resignation, on October 15, 2018, the Company entered into a Separation Letter and General Release Agreement with Mr. Saintus (the “Saintus Separation Agreement”), pursuant to which the Company agreed to pay Mr. Saintus severance pay of three (3) months’ salary, in the aggregate amount of $9,000 (less standard withholding and applicable deductions), in consideration for his general release of the Company and certain related parties from any claims he may have against them. The severance payment is payable within 14 days from the date of Mr. Saintus’s execution of the Saintus Separation Agreement. The Company also agreed to reimburse Mr. Saintus for all unreimbursed travel and business expenses to which Mr. Saintus is entitled. The Saintus Separation Agreement also contains standard provisions related to confidentiality and non-disparagement.

Resignation of Chelsea Christopherson

On October 15, 2018, Chelsea Christopherson resigned as President and Chief Operating Officer of the Company. Ms. Christopherson also resigned as member of the Company’s Board as of such date. Ms. Christopherson’s resignation was for personal reasons and was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In connection with Ms. Christopherson’s resignation, her Employment Agreement with the Company, dated June 26, 2017, was deemed to be terminated.

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In connection with her resignation, on October 15, 2018, the Company entered into a Separation Letter and General Release Agreement with Ms. Christopherson (the “Christopherson Separation Agreement”), pursuant to which the Company agreed to pay Ms. Christopherson severance pay of three (3) months’ salary, in the aggregate amount of approximately $25,000 (less standard withholding and applicable deductions), in consideration for her general release of the Company and certain related parties from any claims she may have against them. The severance payment is payable within 14 days from the date of Ms. Christopherson’s execution of the Christopherson Separation Agreement. The Company also agreed to reimburse Ms. Christopherson for all unreimbursed travel and business expenses to which Ms. Christopherson is entitled. The Christopherson Separation Agreement also contains standard provisions related to confidentiality and non-disparagement.

Appointment of Srikumar Vanamali

On October 15, 2018, Srikumar Vanamali was appointed as a member of the Board, to fill one of the vacancies created by the resignations described above. In addition, upon effectiveness of the resignations described above, Mr. Vanamali was appointed as the Company’s Executive Director, Interim Chief Executive Officer, President, Interim Chief Financial Officer, Secretary and Treasurer, to serve in such offices at the pleasure of the Board, and until his successor has been appointed by the Board. Mr. Vanamali had previously been serving as the Company’s Vice President, Corporate Strategy since June 2018. In connection with his appointment as Interim Chief Executive Officer and Interim Chief Financial Officer of the Company, Mr. Vanamali was designated as the Company’s “Principal Executive Officer” and “Principal Financial and Accounting Officer,” respectively, for SEC reporting purposes,

Except as otherwise disclosed in this Report, there are no arrangements or understandings between Mr. Vanamali and any other person pursuant to which he was appointed as an officer and director of the Company. In addition, there are no family relationships between Mr. Vanamali and any of the Company’s other officers or directors.  Further, except as otherwise disclosed in this Report, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Vanamali had, or will have, a direct or indirect material interest.

Set forth below, is Mr. Vanamali’s business experience during at least the past 5 years:

Srikumar Vanamali, 36, is an experienced post-MBA executive with 15 years of top-tier, diverse experience in strategy and technology consulting, investment banking and professional business services. Mr. Vanamali has been serving as the Company’s Vice President, Corporate Strategy since June 2018. Prior to that, from January 2017 through May 2018, he served as Vice President, Investment Banking at NMS Capital, an investment banking firm. Before joining NMS Capital, he was a Management Consultant for Sharp Decisions Inc, a business services company through which he provided consulting services to Toyota Financial Services from November 2014 through December 2016. Prior to this, he was a Consultant and Technology Lead at Infosys, a global consulting firm, from November 2003 through June 2012. Mr. Vanamali earned a Bachelor’s in Engineering, Computer Science from the University of Madras, in Chennai, Tamil Nadu, India, in 2003, and an MBA from UCLA Anderson School of Management, in Los Angeles, California, in 2014.

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The Company believes Mr. Vanamali will make an excellent addition to the Company’s Board, because the Company will benefit from his 15 years of experience driving growth, process improvement and turnaround strategies for companies and business divisions in both private and public sectors. Mr. Vanamali has a diverse, global leadership background across entrepreneurship, consulting, technology and investment banking and is uniquely positioned to identify corporate growth initiatives (organic and M&A), capital market strategies (debt and equity), operational excellence and business development opportunities pertaining to the Company’s business management ecosystem.

In connection with his appointment as Executive Director and Interim Chief Executive Officer of the Company, the Company (a) agreed to pay Mr. Vanamali and annual base salary of $100,000, and (b) issued Mr. Vanamali 300,000 non-statutory stock options (the “Vanamali Stock Options”), exercisable at $1.00 per share, all of which stock options vested upon the date of grant.

Appointment of Shaheed Bailey

On October 15, 2018, Shaheed Bailey was appointed as a member of the Board, to fill one of the vacancies created by the resignations described above. In addition, upon effectiveness of the resignations described above, Mr. Bailey was appointed as the Company’s Interim Chief Investment Officer, to serve in such offices at the pleasure of the Board, and until his successor has been appointed by the Board.

Except as otherwise disclosed in this Report, there are no arrangements or understandings between Mr. Bailey and any other person pursuant to which he was appointed as an officer and director of the Company. In addition, there are no family relationships between Mr. Bailey and any of the Company’s other officers or directors.  Further, except as otherwise disclosed in this Report, there are no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Bailey had, or will have, a direct or indirect material interest.

Set forth below, is Mr. Bailey’s business experience during at least the past 5 years:

Shaheed Bailey, 31, has been serving as Managing Partner and Chief Executive Officer of Veterans Capital Inc., a consulting firm that helps middle market companies raise equity/debt capital and locate strategic and value strategic acquisitions, and provides consulting for cost cutting, tax savings and growth strategies, since October 2012. Prior to that, from June 2010 through September 2012, he served as a Sales Consultant/Partner for Sales Consultants of Morris County, a company that provided strategic consulting services. Before joining Sales Consultants of Morris County, he was a Private Banker with Wells Fargo Bank from July 2008 through April 2010.

The Company believes Mr. Bailey is the right choice for the Company’s Board, because of his extensive experience and relationships with private equity firms, hedge funds, family offices, alternative lenders and banks. In addition, Mr. Bailey’s ability to provide strategic growth strategies, bring on new investors, capital, mergers & acquisition opportunities and investment opportunities, will create tremendous value for the Company and increase both the top line and bottom line.

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In connection with his appointment as Interim Chief Investment Officer of the Company, the Company agreed to issue Mr. Bailey 300,000 non-statutory stock options, exercisable at $1.00 per share, all of which stock options vested upon the date of grant.

The foregoing summary of the Dorvil Separation Agreement, the Saintus Separation Agreement and the Christopherson Separation Agreement do not purport to be complete and are qualified in their entirety by reference to the Note, the Deed of Trust and the Purchase Agreement, copies of which are filed as Exhibits 10.2, 10.3 and 10.4 to this Report, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

The Company has been actively seeking sources of equity or debt financing in order to support the Company’s operations, as it currently does not have sufficient cash to meet its operating needs. On October 10, 2018, the Company reached an oral agreement with Setco, pursuant to which Setco would loan the Company $4,875,000. Although the Company has executed and delivered the October 2018 Note to Setco, and Setco has put a lien on the Property to secure the Company’s obligations to repay amounts due under the October 2018 Note, Setco has not yet delivered any funds to the Company. While the Company continues to negotiate with Setco to receive this necessary funding, there can be no assurance that Setco will deliver the funds to the Company on a timely basis, or at all. If Setco does not provide funds to the Company, or if other adequate funds are not available on acceptable terms, or at all, the Company will need to curtail operations, or cease operations completely.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Real Estate Lien Note, dated September 28, 2018
4.2	Promissory Note, dated October 10, 2018
10.1	Membership Interest Purchase Agreement, date September 28, 2018
10.2	Separation Letter and General Release Agreement with Carl Dorvil, dated October 15, 2018
10.3	Separation Letter and General Release Agreement with Dario Saintus, dated October 15, 2018
10.4	Separation Letter and General Release Agreement with Chelsea Christopherson, dated October 15, 2018
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2018	GEX MANAGEMENT, INC.

By: /s/ Srikumar Vanamali
Name: Srikumar Vanamali
Title: Executive Director and Interim Chief Executive Officer

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